UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2007

Date of Report (Date of earliest event reported)

FOREVERGREEN WORLDWIDE CORPORATION

(Exact name of small business issuer as specified in its charter)

Nevada (State of incorporation)	000-26973 (Commission File No.)	87-0621709 (I.R.S. Employer Identification No.)
972 North 1430 West, Orem, Utah (Address of principal executive offices)		84057 (Zip code)

Registrant's telephone number, including area code:  (801) 655-5500

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

On February 23, 2007 ForeverGreen Worldwide Corporation issued an aggregate of 2,005,063
shares of restricted common stock to convert outstanding debt of $4,010,626.   We issued
733,500 shares to satisfy a promissory note totaling $1,467,500 held by George H. and Brenda J.
Brimhall.  We issued 1,171,563 shares to First Equity Holdings Corp. in consideration for a promissory note totaling $2,343,126.  And we issued 100,000 shares to Sue Ann Adams in consideration for debt totaling $200,000.  We relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities
Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ForeverGreen Worldwide Corporation

Date: February 23, 2007

By: /s/ Ronald Williams

Ronald Williams, President